Annual Report

California Tax-Free Funds

February 28, 2003

Logo:  T. Rowe Price(registered trademark) (registered trademark)



TABLE OF CONTENTS
--------------------------------------------------------------------------------
Highlights                                                          1

Portfolio Managers' Report                                          2
  Market Environment                                                2
  California Market Update                                          3
  Portfolio Performance and Strategies                              4
    California Tax-Free Money Fund                                  4
    California Tax-Free Bond Fund                                   5
  Outlook                                                           7

Performance Comparison                                              9

Average Annual Compound Total Returns                              10

Financial Highlights                                               11

Portfolio of Investments                                           13


Statement of Net Assets                                            16

Statement of Assets and Liabilities                                24

Statement of Operations                                            25

Statement of Changes in Net Assets                                 26

Notes to Financial Statements                                      27

Report of Independent Accountants                                  31

Tax Information                                                    32

About the Funds' Trustees and Officers                             33


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Highlights
--------------------------------------------------------------------------------

o Bonds continued to outperform stocks during the funds' fiscal year as interest rates fell and investors sought lower-risk securities.

o Tax-free bonds provided solid returns and unusually attractive yields versus taxable securities. o California tax-free securities lagged national returns due to heavy supply and concerns about the state's fiscal problems.

o The California Tax-Free Bond and Money Funds outperformed the average fund in their peer groups for both the 6- and 12-month periods.

o Our strategy reflects careful attention to credit and interest rate risk in a challenging geopolitical and economic environment.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 2/28/03                             6 Months            12 Months
--------------------------------------------------------------------------------
California Tax-Free
Money Fund                                            0.41%                0.88%

Lipper California Tax-Exempt
Money Market Funds Average                            0.39                 0.85

California Tax-Free Bond Fund                         3.07%                6.63%
Lipper California Municipal

Debt Funds Average                                    2.31                 5.81



Price and Yield
--------------------------------------------------------------------------------
                                                California           California
                                                  Tax-Free             Tax-Free
Periods Ended 2/28/03                           Money Fund            Bond Fund
--------------------------------------------------------------------------------
Price Per Share                            $          1.00      $         11.15

Dividends Per Share
For 6 months                                         0.004                 0.25
For 12 months                                        0.009                 0.50

Dividend Yield (7-Day Simple) *                       0.64%                  --

30-Day Dividend Yield *                                 --                 4.33%

30-Day Standardized
Yield to Maturity                                       --                 3.64

* Dividends earned for the last 30 days (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.

Note: A money fund's yield more closely reflects its current earnings than the total return.



Portfolio Managers' Report
--------------------------------------------------------------------------------

Tax-free municipal bonds and your funds posted strong returns in the 6- and 12-month periods ended February 28, 2003. Economic sluggishness, fears of a U.S.-led war against Iraq, and weak equity markets combined to keep demand strong for municipals. Interest rates, which briefly reached historic lows in early October, fell across all maturities in the last six months, with short- and intermediate-term rates declining more than long-term rates. For the year, investment-grade corporate and municipal securities outperformed their lower-quality counterparts, as investors-shell shocked by corporate scandals in the first half of our fiscal year-preferred bonds with the least credit risk.


MARKET ENVIRONMENT

One year ago, the consumer-driven U.S. economy-supported by tax cuts, zero-percent auto financing, and vigorous mortgage refinancing activity-appeared to be recovering from the 2001 recession. As 2002 progressed, however, a string of events injected uncertainty into financial markets and weighed on confidence, thereby slowing the pace of economic growth. In early 2003, increased fears of terrorist activity, harsh weather, and a growing anticipation of war brought the economy to a virtual standstill. Throughout this period, investors sought the relative safety of fixed-income securities, which briefly drove long-term interest rates to historically low levels last October.

Continuing geopolitical and economic uncertainties, along with the Federal Reserve's accommodative monetary policy (the Fed reduced the target rate from 1.75% to 1.25% in early November), kept interest rates depressed through February. Short- and intermediate-term tax-free rates-which closely tracked the fed funds rate-declined approximately 25 to 50 basis points over the last six months, falling more than long-term rates. (One hundred basis points equal one percentage point.) For the 12-month period, intermediate-term tax-free rates dropped approximately 100 basis points, while long-term rates slipped about 30 to 50 basis points.

Despite the robust performance of municipal securities, the taxable Treasury market outpaced municipals over both the 6- and 12-month periods. As a result, tax-free yields reached historically attractive levels compared with taxable counterparts. Ten-year and longer municipal yields approached parity with Treasuries and sustained this relationship for much of the past six months.

An abundance of new municipal issuance in 2002 may have contributed to the historically cheap levels of tax-free yields. On the national level, supply in 2002 increased 25% over the prior year, but California's supply was 50% higher at $49 billion. Notable new issuance in California in the last six months included over $12 billion by the California Department of Water Resources to reimburse the state for prior power purchases and approximately $4 billion of tobacco settlement-backed bonds (the largest sale by any state to date) to bolster the weakened state budget.

Line Graph: California Yield Indexes

                           California                California
                           Bond Index                Money Index
2/28/02                    5.18                      1.03
                           5.42                      1.42
                           5.32                      1.65
5/31/02                    5.29                      1.32
                           5.26                      1.18
                           5.13                      1.34
8/31/02                    5.03                      1.20
                           4.65                      1.58
                           5.11                      1.84
11/30/02                   5.13                      1.06
                           5.02                      1.47
                           5.08                      1.05
02/28/03                   5.00                      1.09

Source: T. Rowe Price Associates

Low-quality securities struggled in 2002's credit-sensitive environment. Airline-related municipals lagged markedly as both US Airways and United Airlines filed for bankruptcy protection from creditors during the year. Many states faced budget crunches as the economic slowdown and equity market weakness combined to reduce tax receipts significantly below estimates.


CALIFORNIA MARKET UPDATE

Having benefited inordinately from the late 1990s economic boom, California suffered more than many states from the recession that followed. Declining tourism after the September 11 attacks and the implosion of the technology bubble hit the San Francisco and Silicon Valley areas particularly hard. In addition, the homebuilding sector has recently lost some buoyancy, and home affordability remains a significant issue. The state's overall unemployment rate rose to 6.6% at year-end 2002 from a 30-year low of 4.5% in February 2001.

Economic problems have sharply undermined the state's financial condition, especially revenue from its principal source, a steeply progressive income tax. In particular, the extended bear market in stocks slashed tax receipts from capital gains and option income. The governor's 2003-04 budget projects an 18-month deficit of $34.6 billion and, in the absence of a meaningful reserve fund, proposes to remedy the problem through huge expenditure reductions, some revenue increases, and shifting of fiscal responsibilities to localities. Reflecting this situation, three major rating agencies downgraded the state's debt in recent months to A2 (Moody's) and A (Standard & Poor's and Fitch). This situation, combined with record borrowing, caused California municipal bonds to lag returns in the national market by a full percentage point, as measured by the Lehman Brothers Municipal Bond Index. Nevertheless, state bonds benefited from the falling rate environment and provided positive returns for the year.

The state is working hard to rebuild liquidity and cash reserves, and the next six months will prove critical to that effort. Despite all the negative publicity surrounding California right now, it's important not to underestimate the resilience of the California economy and its ability to rebound.


PORTFOLIO PERFORMANCE AND STRATEGIES

California Tax-Free Money Fund
Amid the very low interest rate environment discussed earlier, your fund returned 0.41% and 0.88% for the 6- and 12-month periods ended February 28, 2003, respectively. Our strategy and low expenses enabled the fund to surpass the returns of the average California tax-exempt money fund for both periods, as shown in the table on page 1.


Portfolio Characteristics
--------------------------------------------------------------------------------
Periods Ended                                      8/31/02              2/28/03
--------------------------------------------------------------------------------
Weighted Average Maturity (days)                        53                   53

Weighted Average Quality *                      First Tier           First Tier

* All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

Our strategy reflected the overall decline in short-term rates over the past year as well as California's deteriorating financial condition. Paralleling the national trend, California short-term municipal rates fell over the period, resulting in a virtually flat yield curve (little difference between yields on overnight and one-year maturities). The sharpest drop occurred after the Fed's rate cut last November, with one-year California rates falling more than a percentage point to end the year near 1%. In this environment, we emphasized longer-dated, fixed-rate securities to lock in higher yields for as long as possible. Our weighted average maturity (WAM) averaged about 15 days longer than that of our peer group, and was 21 days longer at fiscal year-end-53 days compared with 32 days.


Top 5 Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/02              2/28/03
--------------------------------------------------------------------------------
General Obligation - Local                              14%                  15%

Air and Sea Transportation Revenue                       8                   14

Educational Revenue                                     12                   12

Electric Revenue                                         4                   12

Hospital Revenue                                         5                   10

The other major aspect of our strategy concerned security selection in view of the state's financial problems. The credit downgrades discussed earlier in this report depressed prices of the state's short-term general obligations, thereby widening yield spreads versus other tax-free short-term paper. While those spreads subsequently narrowed, we remain cautious in view of the state's unresolved budget crisis and record debt issuance. As a result, we are not currently purchasing the state's general obligations for this fund, but we are making good use of our in-depth research to identify other creditworthy tax-free securities. The fund's credit quality remained very high.

Shareholders in this and other tax-free funds are benefiting from increasingly favorable yield relationships between tax-free and taxable securities. Yields on taxable paper, such as Treasury bills, have been depressed by investors' "flight to safety," while the upsurge in supply of tax-free securities has put upward pressure on their yields. Consequently, short-term tax-free securities offer about 82% of the yield on taxables compared with a historic average of 65%. This relationship, combined with California's income tax rates, makes these securities attractive to a broad range of California investors.

California Tax-Free Bond Fund
Despite the state's current financial woes, the overall environment was favorable for tax-free bonds. Your fund provided solid returns of 3.07% and 6.63% for the 6- and 12-month periods ended February 28, 2003, respectively. Reflecting our strategy and the fund's below-average expenses, returns for both periods significantly exceeded the average performance of other California tax-free bond funds, as shown in the table on page 1.

As in the money fund, the principal influences on our strategy were the interest rate and credit environments. Interest rates on long-term California bonds declined about 30 basis points on balance over the period, hitting their lows last October. We began the year with a duration of just over seven years and a WAM of 15.8 years. (Duration is a more accurate measure of a bond's interest rate sensitivity than average maturity.) As rates fell over the summer of 2002, we lengthened WAM and duration modestly to capture appreciation and maintain yield. However, when rates hit very low levels in October and we anticipated some rebound, we reversed this strategy and shortened WAM and duration to reduce interest rate risk. By the end of the fund's fiscal year, our WAM stood at year-ago levels, as interest rates continued to fluctuate in a low range. (In contrast, the fund's duration, at 6.4 years, was lower than a year ago. The reason for this divergence is that as interest rates fall, bonds with call features are priced to their nearest call date on the assumption that they will be called, that is, retired before the stated maturity date. Thus, their "effective" durations decline.)


Portfolio Characteristics
--------------------------------------------------------------------------------
Periods Ended                                      8/31/02              2/28/03
--------------------------------------------------------------------------------
Weighted Average Maturity (years)                     17.0                 15.9

Weighted Average Effective

Duration (years)                                       7.0                  6.4

Weighted Average Quality *                             AA-                  AA-

* Based on T. Rowe Price research.



Top 5 Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/02              2/28/03
--------------------------------------------------------------------------------
Lease Revenue                                           16%                  18%

Dedicated Tax Revenue                                   13                   14

Electric Revenue                                         6                   9s

Hospital Revenue                                         8                    8

Air and Sea Transportation Revenue                       9                    8


In a year of great uncertainty and worry about credit quality, we took steps to mitigate credit risk in the portfolio. While we have underweighted direct exposure to the state's general obligation debt for some time, we moved even further in this direction over the past year. Currently, only 1.5% of the portfolio consists of the state's direct debt, and this is covered by municipal bond insurance. We also moved to reduce exposure to ancillary credits that might be harmed by the state's financial problems, for example hospitals with high levels of state aid. Diversification of risk is the best strategy: 97 separate issuers are represented in the fund, and we carefully monitor our exposure to credit guarantors, such as the municipal bond insurance industry. California's record borrowing meant plenty of California bonds to choose from. We participated in the state's power bond sale last October-the largest municipal bond issue ever sold in the U.S.-as well as the tobacco settlement bond issue in February-also the largest of its kind so far-but in both cases kept our exposure low.


OUTLOOK

Our outlook remains little changed from six months ago. At present, historically low interest rates and high risk aversion make us cautious that rates may return to a more typical, higher range. We expect supply in the municipal market to be less than in 2002 but still at relatively high levels. States and local municipalities are increasingly turning to the credit markets to fund capital projects that just a few years ago would have been paid for with available cash. Any quick resolution of the seemingly ever present geopolitical tensions will almost certainly reduce the "war premium" for municipal bonds, resulting in lower bond prices and higher yields. Also, even though the municipal market is not presently expecting Congress to eliminate double taxation of dividends-one of President Bush's proposals-in the near future, such legislation, if passed, could be disadvantageous for the municipal market.

Nevertheless, our long-term outlook for interest rates remains balanced for a number of reasons, not the least of which is the high degree of uncertainty regarding the pace of economic recovery. Geopolitical issues may persist in the market for some time. Furthermore, a fundamental asset allocation shift by investors toward fixed income should underpin demand even if the economy and global tensions take a turn for the better. Long-term rates seem less vulnerable than short-term rates as historically steep yield curves in taxable and tax-exempt markets may provide a cushion for longer maturities. Finally, the Federal Reserve, intent on maintaining price stability-excepting recent oil-related price spikes-has largely stamped out inflation, the archenemy of bond investors.

The credit outlook, particularly for states highly dependent on income and capital gains taxes, should remain challenging. We will vigilantly review any risks to your portfolio with comprehensive credit analysis and position it optimally for the weeks and months ahead. We believe this new credit environment demonstrates the appropriateness of our investment style and underscores the value of our independent research. Prudent risk analysis, a diversified portfolio, and a disciplined investment approach are essential in what may be a challenging environment ahead.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee

California Tax-Free Money Fund

Mary J. Miller

Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

March 19, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's program.


--------------------------------------------------------------------------------
California Tax-Free Bond Fund: Portfolio Manager Change

Effective March 1, 2003, Konstantine B. Mallas became chairman of the Investment Advisory Committee of the California Tax-Free Bond Fund. He succeeds Mary J. Miller, who remains on the committee. Mr. Mallas, who joined T. Rowe Price in 1987, has been managing investments since 1994 and became a member of the fund's Investment Advisory Committee in 1995.



T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Line Graph: California Tax-Free Money Fund

                   Lipper
                   California
                   Tax-Exempt                California
                   Money Market              Tax-Free
                   Funds Average             Money Fund
2/28/93            10,000                    10,000
2/28/94            10,200                    10,192
2/28/95            10,467                    10,452
2/29/96            10,810                    10,791
2/28/97            11,124                    11,100
2/28/98            11,462                    11,435
2/28/99            11,768                    11,738
2/29/00            12,067                    12,033
2/28/01            12,440                    12,403
2/28/02            12,660                    12,625
2/28/03            12,768                    12,736



Line Graph: California Tax-Free Bond Fund

                                           Lipper
                  Lehman Brothers          California           California
                  Municipal Bond           Municipal Debt       Tax-Free
                  Index                    Funds Average        Bond Fund
2/28/93           10,000                   10,000               10,000
2/28/94           10,554                   10,551               10,537
2/28/95           10,753                   10,609               10,705
2/29/96           11,940                   11,734               11,806
2/28/97           12,598                   12,344               12,472
2/28/98           13,750                   13,521               13,632
2/28/99           14,595                   14,278               14,444
2/29/00           14,291                   13,685               14,019
2/28/01           16,054                   15,462               15,779
2/28/02           17,152                   16,332               16,719
2/28/03           18,467                   17,318               17,828



T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------

Average Annual Compound Total Returns

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended
2/28/03                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
California Tax-Free
Money Fund                 0.88%           1.91%         2.18%            2.45%

California Tax-Free
Bond Fund                  6.63            8.34          5.51             5.95

Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase, as its principal value will fluctuate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money fund.



T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 2/28/03     2/28/02     2/28/01     2/29/00     2/28/99

NET ASSET VALUE

Beginning of
period         $   1.000   $   1.000   $   1.000   $   1.000   $   1.000


Investment activities

  Net investment
  income (loss)    0.009*      0.018*      0.030*      0.025*      0.026*

Distributions

  Net investment
  income          (0.009)     (0.018)     (0.030)     (0.025)     (0.026)


NET ASSET VALUE

End of
period         $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total
return^             0.88%*      1.79%*      3.08%*      2.51%*      2.65%*

Ratio of total
expenses to average
net assets          0.55%*      0.55%*      0.55%*      0.55%*      0.55%*

Ratio of net
investment income
(loss) to average
net assets          0.87%*      1.76%*      3.04%*      2.48%*      2.62%*

Net assets,
end of period
(in thousands) $  98,083   $  98,839   $ 101,038   $ 108,219   $ 102,346

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.55% contractual expense limitation in effect through 2/28/03.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price California Tax-Free Bond Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 2/28/03     2/28/02     2/28/01     2/29/00     2/28/99

NET ASSET VALUE

Beginning of
period         $   10.94   $   10.82   $   10.11   $   10.96   $   10.88

Investment activities

  Net investment
  income (loss)     0.50        0.51        0.53        0.52        0.52

  Net realized
  and unrealized
  gain (loss)        0.21        0.12        0.71       (0.84)       0.11

  Total from
  investment
  activities        0.71        0.63        1.24       (0.32)       0.63


Distributions

  Net investment
  income           (0.50)      (0.51)      (0.53)      (0.52)      (0.52)

  Net realized
  gain                --          --          --       (0.01)      (0.03)

  Total
  distributions    (0.50)      (0.51)      (0.53)      (0.53)      (0.55)


NET ASSET VALUE

End of
period         $   11.15   $   10.94   $   10.82   $   10.11   $   10.96
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total
return^             6.63%       5.96%      12.55%      (2.94)%      5.95%

Ratio of total
expenses to average
net assets          0.53%       0.54%       0.54%       0.56%       0.58%

Ratio of net
investment income
(loss) to average
net assets          4.52%       4.71%       5.04%       4.99%       4.80%

Portfolio
turnover
rate                28.5%       39.0%       37.7%       40.8%       27.2%

Net assets,
end of period
(in thousands) $ 275,303   $ 256,170   $ 237,776   $ 211,898   $ 226,001

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------
                                                                February 28,2003


Portfolio of Investments                               Par                Value
--------------------------------------------------------------------------------
                                                              In thousands

CALIFORNIA  90.8%

ABAG Fin. Auth. for Nonprofit Corp.
  Point Loma Nazarene Univ.
    VRDN (Currently 1.10%)                 $         1,500      $         1,500

California, GO
  VRDN (Currently 1.13%)
  (MBIA Insured) (misc. symbol)                      3,500                3,500
  5.90%, 4/1/03 (Prerefunded 4/1/03!)                  375                  384

California Dept. of Water Resources
  VRDN (Currently 1.08%)
  (AMBAC Insured)                                    2,000                2,000
  VRDN (Currently 1.20%)
  (AMBAC Insured)                                    1,900                1,900
  VRDN (Currently 1.80%)                             5,000                5,000

California EFA
  Pepperdine Univ., VRDN (Currently 1.03%)             300                  300
  Stanford Univ., VRDN (Currently 1.00%)             3,000                3,000

California HFA, Santa Barbara Cottage Hosp.
  VRDN (Currently 1.00%)                             4,715                4,715

California Housing Fin. Agency, Multi-Family Housing
  VRDN (Currently 1.15%)                               900                  900

California Infrastructure & Economic Dev. Bank
  TECP, 1.40%, 5/6/03                                5,000                5,000

California Univ. Institute, California State Univ. Housing
  TECP, 1.10%, 3/6/03                                4,016                4,016

East Bay Municipal Utility Dist.
  TECP, 1.00%, 3/6/03 - 4/8/03                       4,000                4,000

Fremont, COP, 1.15%, 8/6/03 (AMBAC Insured)          3,800                3,800

Irvine, VRDN (Currently 1.10%)                       1,500                1,500

Long Beach Harbor
  VRDN (Currently 1.11%)
  (MBIA Insured) (misc. symbol)                      1,995                1,995

Long Beach Harbor, TECP, 1.00 - 1.10%,
  3/6/03 - 8/13/03 (misc. symbol)                    4,500                4,500

Los Angeles, GO
  VRDN (Currently 1.07%)
  (FGIC Insured)                                     2,060                2,060
  2.00%, 9/1/03 (MBIA Insured)                         565                  567

Los Angeles Community Redev. Agency
  VRDN (Currently 1.10%)
  (FHA Guaranteed) (misc. symbol)          $         2,000      $         2,000

Los Angeles County, GO, TRAN,
  3.00%, 6/30/03                                     3,700                3,717

Los Angeles County Metropolitan
  Transportation Auth.
    8.375%, 7/1/03 (MBIA Insured)                      150                  154

Los Angeles Dept. of  Water & Power
  VRDN (Currently 1.00%)                               700                  700

Los Angeles Harbor Dept., 5.25%,
  11/1/03 (misc. symbol)                             2,765                2,835

Los Angeles Unified School Dist., GO
  VRDN (Currently 1.20%)
  (FGIC Insured)                                     2,655                2,655

Metropolitan Water Dist. of Southern California
  VRDN (Currently 1.07%)
  (MBIA Insured)                                     2,000                2,000

Newport Beach, Hoag Memorial Hosp.
  VRDN (Currently 1.11%)                             1,700                1,700

Orange County, Newport Coast Phase IV
  VRDN (Currently 1.10%)                             1,000                1,000

Orange County Sanitation Dist.
  VRDN (Currently 1.10%)                             1,000                1,000

Port of Oakland
  TECP, 1.00%, 4/7/03 (misc. symbol)                 2,500                2,500
    VRDN (Currently 1.11%)
    (FGIC Insured) (misc. symbol)                    2,000                2,000

Rancho Mirage Joint Powers Fin. Auth.
  Eisenhower Medical Center
    VRDN (Currently 1.11%)                           3,000                3,000

Sacramento Municipal Utility
  Dist., 0.90%, 4/7/03                               3,000                3,000

San Bernardino County, GO, TRAN
  2.50%, 7/1/03                                      2,000                2,005
  3.00%, 7/1/03                                      2,500                2,511

San Francisco Bay Area Rapid Transit
  VRDN (Currently 1.07%)
  (FGIC Insured)                                     1,000                1,000

Sonoma County, GO, TRAN, 2.50%, 10/14/03             1,000                1,006

Univ. of California Regents VRDN (Currently 1.07%)
  (MBIA Insured)                           $         2,700      $         2,700
  6.10%, 9/1/03 (Prerefunded 9/1/03!)                  500                  522
  12.00%, 9/1/03 (AMBAC Insured)                       450                  475

Total California (Cost  $89,117)                                         89,117


PUERTO RICO  0.8%

Puerto Rico Highway & Transportation Auth.
  VRDN (Currently 1.20%)
  (FSA Insured)                                        800                  800

Total Puerto Rico (Cost  $800)                                              800


TEXAS  2.7%

Texas, GO, TRAN, 2.75%, 8/29/03                      2,600                2,619

Total Texas (Cost  $2,619)                                                2,619

Total Investments in Securities
94.3% of Net Assets (Cost  $92,536)                             $        92,536

Other Assets Less Liabilities                                             5,547

NET ASSETS                                                      $        98,083
                                                                ---------------

(misc. symbol) Interest subject to alternative minimum tax

!    Used in determining portfolio maturity

AMBAC Ambac Assurance Corp.

COP  Certificates of Participation

EFA  Educational Facility Authority

FGIC Financial Guaranty Insurance Company

FHA  Federal Housing Authority

FSA  Financial Security Assurance Inc.

GO   General Obligation

HFA  Health Facility Authority

MBIA MBIA Insurance Corp.

TECP Tax-Exempt Commercial Paper

TRAN Tax Revenue Anticipation Note

VRDN Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price California Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                               February 28, 2003


Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                              In thousands

California  94.2%

Alameda County, COP, 5.375%,
  12/1/17 (MBIA Insured)                   $         1,000      $         1,105

Anaheim PFA, 5.00%, 9/1/27 (FSA Insured)             2,435                2,469

Antioch PFA, 5.85%, 9/2/15                           2,365                2,511

Brea Redev. Agency, 6.00%, 3/1/22                    1,215                1,244

California, GO, 5.375%,
  6/1/26 (FGIC Insured)                              1,500                1,594

California  Dept. of Veteran Affairs,
  5.50%, 12/1/19 (misc. symbol)                      4,000                4,197

California Dept. of Water Resources
  VRDN (Currently 1.08%)
  (AMBAC Insured)                                    1,500                1,500
    5.50%, 5/1/14 (AMBAC Insured)                    2,500                2,838
    5.75%, 5/1/17                                    1,300                1,422
    7.00%, 12/1/11 (Escrowed to Maturity)            1,730                2,202
    7.00%, 12/1/12 (Escrowed to Maturity)            1,000                1,285
  Central Valley, 5.00%, 12/1/13 (FGIC Insured)      2,560                2,837
  Power Supply, VRDN (Currently 1.20%)                 600                  600

California EFA
  Loyola Marymount, Zero Coupon
    10/1/13 (MBIA Insured)
    (Prerefunded 10/1/09!)                           4,000                2,631
  Pepperdine Univ., VRDN (Currently 1.03%)           1,000                1,000
  Santa Clara Univ., 5.00%, 9/1/23 (MBIA Insured)    1,000                1,065
  Scripps College, 5.25%, 8/1/21                     2,000                2,098
  Univ. of Southern California, 5.50%, 10/1/27       3,545                3,799

California HFA
  Casa Colina, 6.00%, 4/1/22                         2,000                2,053
  Cedars-Sinai Medical Center, 6.125%, 12/1/19       2,000                2,176
  Sutter Health, 6.25%, 8/15/31                      2,000                2,156

California Housing Fin. Agency
  Zero Coupon, 2/1/32
  (MBIA Insured) (misc. symbol)                      2,465                  442
  5.85%, 8/1/16 (MBIA Insured)                       1,970                2,124
  6.15%, 8/1/16 (misc. symbol)                       1,000                1,052
  6.70%, 8/1/15                                      1,100                1,123

California Infrastructure & Economic Dev. Bank
  Gladstone Institutes, 5.25%, 10/1/34               2,500                2,519
  Kaiser Permanente, 5.55%, 8/1/31                   2,500                2,548
  Scripps Research Institute, 5.75%, 7/1/30          1,000                1,075

California Pollution Control Fin. Auth., PCR
  Shell Oil, VRDN
  (Currently 1.15%) (misc. symbol)         $           900      $           900
  Waste Management
    5.00%, 6/1/08                                    2,100                2,165
    5.10%, 6/1/08 (misc. symbol)                     1,000                1,031

California Public Works Board
  Dept. of Corrections
    6.875%, 11/1/14 (Prerefunded 11/1/04!)           1,000                1,117
  Dept. of General Services
    5.25%, 3/1/21 (AMBAC Insured)                    2,455                2,601
  Univ. of California Regents, 5.50%, 6/1/14         2,000                2,297

California State Univ. & Colleges
  5.50%, 11/1/16 (AMBAC Insured)                     1,500                1,696

California Statewide CDA
  Kaiser Permanente
    3.70%, 6/1/05                                    1,000                1,037
    5.50%, 11/1/32                                   2,750                2,783
  Memorial Health Services, 6.00%, 10/1/23           2,000                2,120
  Sutter Health, 5.50%, 8/15/28                      1,430                1,455
  United Airlines, 5.70%, 10/1/10 (misc. symbol)       350                   55

California Tobacco Securitization Agency
  Tobacco Settlement, 5.75%, 6/1/27                    500                  466

Capistrano Unified School Dist.,
  6.00%, 9/1/32                                      1,250                1,262

Castaic Lake Water Agency
    7.00%, 8/1/12 (MBIA Insured)                     1,000                1,273
    7.00%, 8/1/13 (MBIA Insured)                     1,700                2,172
  COP, 5.125%, 8/1/30 (AMBAC Insured)                2,000                2,038

Castaic Union School Dist., GO
  Zero Coupon, 5/1/18 (FGIC Insured)                 5,175                2,508

Central Unified School Dist.,
  3.50%, 1/1/05 (AMBAC Insured)                      2,500                2,589

Chaffey Joint Union High School Dist., GO
  5.00%, 8/1/25 (FGIC Insured)                       1,750                1,787

Chula Vista, Multi-Family Housing, 7.50%,
  1/1/32 (misc. symbol)                              4,140                4,044

City of Upland, San Antonio Community Hosp.
  COP, 5.25%, 1/1/04                                 2,080                2,140

Corona Redev. Agency, 6.25%,
  9/1/13 (FGIC Insured)                              1,000                1,090

Csuci Fin. Auth., Rental Housing,
  3.375%, 8/1/04                                     1,500                1,541

Dry Creek Joint Elementary School Dist., GO
  Zero Coupon, 8/1/13 (FSA Insured)        $         1,300      $           844
  Zero Coupon, 8/1/14 (FSA Insured)                  1,340                  817

East Bay Municipal Utility Dist.
  5.00%, 6/1/26 (MBIA Insured)                       2,000                2,035

East Palo Alto Redev. Agency
  Univ. Circle Gateway/101Corridor
    6.625%, 10/1/29                                  1,500                1,610
  Fontana Unified School Dist., GO
    Zero Coupon, 7/1/16 (MBIA Insured)               2,350                1,269

Foothill / Eastern Transportation Corridor Agency
    Zero Coupon, 1/1/17
    (Escrowed to Maturity)                           2,000                1,073
  California Toll Road
    Zero Coupon, 1/1/07
    (Escrowed to Maturity)                           1,000                1,050

Golden State Tobacco Securitization Corp.
  Tobacco Settlement, 6.75%, 6/1/39                  1,000                  985

Inglewood Redev. Agency
  6.125%, 7/1/23 **                                  1,780                1,817
  6.125%, 7/1/23 (Prerefunded 7/1/03!) **            1,020                1,057

Inland Empire Solid Waste Fin. Auth.
  San Bernardino County Landfills
    6.25%, 8/1/11(FSA Insured)
    (Escrowed to Maturity) (misc. symbol)            1,000                1,178

Intermodal Container Transfer Fac.
  Long Beach Harbor
    5.75%, 11/1/14 (AMBAC Insured)                   1,500                1,778

Irvine, 5.80%, 9/2/18                                2,000                2,061

Jefferson Union High School Dist., GO
  6.45%, 8/1/25 (MBIA Insured)                       1,250                1,572
  6.45%, 8/1/29 (MBIA Insured)                       1,000                1,273

Kern County Union High School Dist.
  7.00%, 8/1/10 (MBIA Insured)
  (Escrowed to Maturity)                             1,000                1,270

Long Beach Harbor
  5.25%, 5/15/23 (misc. symbol)                      3,000                3,090
  6.00%, 5/15/17 (FGIC Insured)
    (misc. symbol)                                   1,000                1,190

Los Angeles County, Marina del Rey,
  COP, 6.50%, 7/1/08                       $         1,000      $         1,030

Los Angeles County Metropolitan Transportation Auth.
  6.00%, 7/1/26 (MBIA Insured)
  (Prerefunded 7/1/06!)                              2,000                2,320

Los Angeles County Public Works Fin. Auth.
  Rowland Heights, 5.50%,
    10/1/18 (FSA Insured)                            1,500                1,738

Los Angeles Harbor
  5.50%, 8/1/19 (AMBAC Insured) (misc. symbol)       3,000                3,202
  7.60%, 10/1/18 (Escrowed to Maturity)              3,895                5,009

Los Angeles Sanitation Equipment
  5.25%, 2/1/17 (FSA Insured)                        1,000                1,080

Los Angeles Unified School Dist., GO
  5.375%, 7/1/25 (FGIC Insured)                      1,500                1,596

Los Angeles Wastewater Systems
  5.00%, 6/1/25 (FGIC Insured)                       2,500                2,557

Metropolitan Water Dist. of Southern California
  VRDN (Currently 1.05%)                             3,000                3,000

Midpeninsula Regional Open Space Auth.
  Zero Coupon, 8/1/18 (AMBAC Insured)                3,500                1,497
  5.90%, 9/1/14 (AMBAC Insured)                      1,250                1,432

Modesto Irrigation Dist., Geysers
  6.00%, 10/1/15 (MBIA Insured)                      1,500                1,730

Mojave Water Agency Improvement Dist., GO
  Morongo Basin, 5.75%, 9/1/15 (FGIC Insured)        2,000                2,281

Orange County, COP
    10.40%, 7/1/19 (MBIA Insured)                    6,000                7,666
  Recovery, 6.00%, 7/1/26 (MBIA Insured)             3,070                3,520

Orange County Community Fac. Dist.
  Ladera Ranch, 6.00%, 8/15/32                       1,000                1,009

Orange County Sanitation Dist.,
  VRDN (Currently 1.10%)                               500                  500

Orange County Transportation Auth.,
  4.00%, 2/15/04                                       500                  514

Orchard School Dist.
  6.50%, 8/1/19 (FGIC Insured)
  (Prerefunded 8/1/05!)                              1,000                1,149

Pasadena
                  6.25%, 1/1/18                      3,000             3,552
         COP, 4.00%, 1/1/04                          1,870             1,916

Placentia PFA, 5.75%,
  9/1/15 (AMBAC Insured)                   $         3,160      $         3,752

Placentia-Yorba Linda Unified School Dist., GO
  5.00%, 8/1/26 (FGIC Insured)                       1,950                1,988
  5.375%, 8/1/18 (FGIC Insured)                      1,000                1,101

Pomona Unified School Dist., GO
  6.15%, 8/1/15 (MBIA Insured)                       1,000                1,185

Port of Oakland
  5.00%, 11/1/32 (FGIC Insured)
    (misc. symbol)                                   1,890                1,893
  5.75%, 11/1/29 (FGIC Insured)
    (misc. symbol)                                   5,000                5,409

Poway Community Fac. Dist. 88-1,
  6.75%, 8/15/15                                       800                  874

Rancho Mirage Joint Powers Fin. Auth.
  Eisenhower Medical Center
    VRDN (Currently 1.11%)                             300                  300

Riverside County, Desert Justice Fac., COP
  6.00%, 12/1/12 (MBIA Insured)
  (Prerefunded 12/1/04!)                             1,000                1,096

Riverside County PFA,
  5.625%, 10/1/33                                    1,400                1,413

Sacramento City Fin. Auth.
    5.00%, 12/1/26 (AMBAC Insured)                   3,150                3,205
    5.40%, 11/1/20                                   6,000                6,628
    5.625%, 6/1/30                                   1,350                1,466
  Convention Center Hotel, 6.25%, 1/1/30             1,500                1,475

Sacramento County Public Fac., Coroner Crime Lab.
  COP, 6.375%, 10/1/14 (AMBAC Insured)               1,000                1,097

Sacramento Municipal Utility Dist.
  5.25%, 8/15/16 (FSA Insured)                       1,500                1,638
  5.25%, 8/15/18 (FSA Insured)                       4,155                4,520

Saddleback Valley Public Fin. Auth.
  Zero Coupon, 9/1/19 (FSA Insured)                  2,370                1,061
  6.00%, 9/1/15 (FSA Insured)                        1,375                1,666

San Francisco Bay Area Rapid Transit
  5.25%, 7/1/16 (AMBAC Insured)                      1,070                1,166
  5.25%, 7/1/18                                      1,380                1,462

San Francisco City & County Airports Commission
  6.30%, 5/1/25 (FGIC Insured)
    (misc. symbol)                                   1,000                1,062
  6.50%, 5/1/18 (AMBAC Insured)
    (misc. symbol)                                   4,000                4,296

San Jose
  El Parador Apartments, 6.10%,
  1/1/31 (misc. symbol)                              1,795                1,900

San Jose, GO, 5.00%, 9/1/23                $         1,270      $         1,313

San Mateo County Community College Dist.
  5.00%, 9/1/26 (FGIC Insured)                       1,500                1,530

Santa Ana Housing Auth., Multi-family Housing
  5.65%, 11/1/06 (FHA Guaranteed)
    (misc. symbol)                                   1,000                1,024

Santa Clara County Fin. Auth.
  7.75%, 11/15/11 (AMBAC Insured)                    1,000                1,325

Santa Clara Redev. Agency, Bayshore North
  7.00%, 7/1/10 (AMBAC Insured)                      3,000                3,640

Simi Valley Community Dev. Agency
  5.00%, 9/1/30 (FGIC Insured)                       2,265                2,298

Solano County, COP, 5.25%,
  11/1/24 (MBIA Insured)                             2,500                2,626

South Orange County PFA, 7.00%,
  9/1/07 (MBIA Insured)                              2,000                2,421

Southern California Public Power Auth.
  6.75%, 7/1/10                                      2,100                2,553
  6.75%, 7/1/12                                      1,700                2,097

Sunnyvale, 5.50%, 10/1/17
  (AMBAC Insured) (misc. symbol)                     1,200                1,309

Sweetwater Union High School Dist., COP
  5.00%, 9/1/20 (FSA Insured)                        3,010                3,186

Tobacco Securitization Auth. of Southern California
  Tobacco Settlement, 4.00%, 6/1/04                    795                  810

Torrance Hosp., Torrance Memorial Medical Center
  6.00%, 6/1/22                                        500                  540

Tulare County Public Fac. Corp., COP
  6.00%, 2/15/16 (MBIA Insured)
  (Prerefunded 2/15/06!)                             1,000                1,154

Turlock Irrigation Dist., 6.00%, 1/1/20              2,500                2,504

Union Elementary School Dist., GO
  Zero Coupon, 9/1/14 (FGIC Insured)                 3,665                2,226

Univ. of California Regents, 5.125%,
  9/1/31 (FGIC Insured)                              2,500                2,559

Whittier Health Facility
  Presbyterian Intercommunity Hosp.
    5.60%, 6/1/22                                    2,500                2,546

Total California (Cost  $239,683)                                       259,413


PUERTO RICO  4.8%

Children's Trust Fund, Tobacco Settlement
  5.75%, 7/1/09 (Escrowed to Maturity)     $         2,000      $         2,355

Puerto Rico, GO, VRDN
  (Currently 1.05%) (FGIC Insured)                   1,460                1,460

Puerto Rico Electric Power Auth.,
  5.00%, 7/1/08                                      3,000                3,330

Puerto Rico Highway & Transportation Auth.
  VRDN (Currently 1.20%) (FSA Insured)               1,600                1,600

Puerto Rico Ind. Tourist, Ed.
  Medical & Environmental Fac., Ascention Health
    6.375%, 11/15/15                                   500                  575

Puerto Rico Infrastucture Fin. Auth.,
  5.50%, 10/1/20                                     2,000                2,203

Puerto Rico Public Fin. Corp.,
  5.50%, 8/1/29                                      1,500                1,567

Total Puerto Rico (Cost  $12,399)                                        13,090


Total Investments in Securities
99.0% of Net Assets (Cost  $252,082)                            $       272,503


Futures Contracts
                                        Contract    Unrealized
                        Expiration      Value       Gain (Loss)
                        ----------      --------    -----------
                                             In thousands

Short, 25 ten year
U.S. Treasury contracts,
$100,000 of 6.125%
Inglewood Redev. Agency
bonds pledged as
initial margin                6/03     $  (2,884)   $      (13)

Net payments (receipts)
of variation
margin to date                                                3

Variation margin
receivable (payable)
on open futures
contracts                                                                   (10)

Other Assets Less Liabilities                                             2,810

NET ASSETS                                                      $       275,303
                                                                ---------------

Net Assets Consist of:

Undistributed net
investment income (loss)                                        $           146

Undistributed net
realized gain (loss)                                                       (553)

Net unrealized gain (loss)                                               20,408

Paid-in-capital applicable to
24,696,885 no par value of
beneficial interest
outstanding; unlimited
number of shares authorized                                             255,302

NET ASSETS                                                      $       275,303
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         11.15
                                                                ---------------

(misc. symbol) Interest subject to alternative minimum tax

** All or a portion of this security is pledged to cover margin requirements on futures contracts at February 28, 2003

!    Used in determining portfolio maturity

AMBAC AMBAC Assurance Corp.

CDA  Community Development Administration

COP  Certificates of Participation

EFA  Educational Facility Authority

FGIC Financial Guaranty Insurance Company

FHA  Federal Housing Authority

FSA  Financial Security Assurance Inc.

GO   General Obligation

HFA  Health Facility Authority

MBIA MBIA Insurance Corp.

PCR  Pollution Control Revenue

PFA  Public Facility Authority

VRDN Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------
                                                               February 28, 2003


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets

Investments in securities,
at value (cost $92,536)                                    $   92,536

Receivable from securities sold                               5,001

Other assets                                                      714

Total assets                                                   98,251

Liabilities

Total liabilities                                                 168

NET ASSETS                                                 $   98,083
                                                           ----------

Net Assets Consist of:

Undistributed net
investment income (loss)                                   $        4

Paid-in-capital applicable to
98,090,512 no par value shares
of beneficial interest
outstanding; unlimited number
of shares authorized                                           98,079

NET ASSETS                                                 $   98,083
                                                           ----------

NET ASSET VALUE PER SHARE                                  $     1.00
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                Money Fund            Bond Fund

                                                      Year                 Year
                                                     Ended                Ended
                                                   2/28/03              2/28/03

Investment Income (Loss)

  Interest income                          $         1,374      $        13,353

Expenses
  Investment management                                333                1,113
  Custody and accounting                                87                  109
  Shareholder servicing                                 70                  135
  Legal and audit                                       13                   14
  Prospectus and shareholder reports                     9                   18
  Trustees                                               6                    6
  Registration                                           4                    4
  Proxy and annual meeting                               1                    2
  Miscellaneous                                          8                    5
  Total expenses                                       531                1,406
  Expenses paid indirectly                              --                   (1)
  Net expenses                                         531                1,405
Net investment income (loss)                           843               11,948


Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                             2                  715
  Futures                                               --                 (198)
  Net realized gain (loss)                               2                  517


Change in net unrealized gain (loss)
  Securities                                            --                4,728
  Futures                                               --                  (17)
  Change in net unrealized gain (loss)                 --                4,711
Net realized and unrealized gain (loss)                  2                5,228

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                     $           845      $        17,176
                                           -------------------------------------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                      Money Fund               Bond Fund

                                Year        Year
                               Ended       Ended
                             2/28/03     2/28/02      2/28/03        2/28/02

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)            $   843     $   1,730  $   11,948     $   11,504

  Net realized
  gain (loss)                    2            44         517            824

  Change in net
  unrealized
  gain (loss)                   --            --       4,711          1,724

  Increase (decrease)
  in net assets
  from operations              845         1,774      17,176         14,052


Distributions to shareholders

  Net investment
  income                      (843)       (1,730)    (11,923)       (11,472)


Capital share transactions *

  Shares sold               52,116        61,653      47,635         41,996

  Distributions
  reinvested                   803         1,625       7,769          7,340

  Shares redeemed          (53,677)      (65,521)    (41,524)       (33,522)

  Increase (decrease)
  in net assets from
  capital share
  transactions                (758)       (2,243)     13,880         15,814


Net Assets

  Increase (decrease)
  during period               (756)       (2,199)     19,133         18,394


Beginning of
period                      98,839       101,038     256,170        237,776

End of
period                     $98,083     $  98,839  $  275,303     $  256,170
                           -----------------------------------------------------

*Share information

  Shares sold               52,116        61,653       4,352          3,868

  Distributions
  reinvested                   803         1,625         708            676

  Shares
  redeemed                 (53,677)      (65,521)     (3,789)        (3,099)

  Increase (decrease)
  in shares
  outstanding                 (758)       (2,243)      1,271          1,445

The accompanying notes are an integral part of these financial statements.


T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------
                                                               February 28, 2003


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price California Tax-Free Income Trust, Inc. (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The California Tax-Free Money Fund (the Money Fund) and the California Tax-Free Bond Fund (the Bond Fund) are two portfolios established by the trust and commenced operations on September 15, 1986. The Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and California state income taxes. The Bond Fund seeks to provide the highest level of income exempt from federal and California state income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade, California municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce each fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits. For the year ended February 28, 2003, credits totaled $0 for the Money Fund, and $1,000 for the Bond Fund.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

Futures Contracts During the year ended February 28, 2003, the Bond Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values interest rates.

Other Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $79,626,000 and $65,873,000, respectively, for the year ended February 28, 2003.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended February 28, 2003 were characterized as tax-exempt income for tax purposes and totaled $843,000 for the Money Fund and $11,923,000 for the Bond Fund. At February 28, 2003, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
                                                Money Fund            Bond Fund

Unrealized appreciation                    $            --      $    21,035,000

Unrealized depreciation                               --             (1,032,000)

Net unrealized
appreciation (depreciation)                           --             20,003,000

Undistributed tax-exempt income                      4,000               (2,000)

Paid-in capital                                 98,079,000          255,302,000

Net assets                                 $    98,083,000      $   275,303,000
                                           -------------------------------------


Pursuant to federal income tax regulations applicable to investment companies, the Bond fund has elected to treat net capital losses realized between November 1 and February 28 of each year as occurring on the first day of the following tax year. Consequently, $215,000 of realized losses reflected in the Bond Fund's accompanying financial statements will not be recognized for tax purposes until 2004. Federal income tax regulations require the funds to defer recognition of capital losses realized on certain futures contract transactions. Accordingly, $352,000 of realized losses reflected in the Bond Fund's accompanying financial statements have not been recognized for tax purposes as of February 28, 2003. Each fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. In 2003, the Money Fund utilized $2,000 of capital loss carryforwards. In 2003, the Bond Fund utilized $148,000 of capital loss carryforwards.

For the year ended February 28, 2003, the funds recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards for the Money Fund and to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain for the Bond Fund. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------
                                                Money Fund            Bond Fund

Undistributed net
investment income                               $       --      $       (29,000)

Undistributed net realized gain                      8,000             (662,000)

Paid-in-capital                                     (8,000)             691,000
                                                 -------------------------------


At February 28, 2003, the cost of investments for federal income tax purposes was $92,536,000 for the Money Fund, and $252,487,000 for the Bond Fund.


NOTE 4 - RELATED PARTY TRANSACTIONS

Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. For each fund, the investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and the fund's pro-rata share of a group fee. The individual fund fee for the Money Fund is equal to 0.10% of the fund's average daily net assets, and for the Bond Fund is 0.10%. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. Each fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At February 28, 2003, the effective annual group fee rate was 0.32%, and investment management fees payable totaled $26,000 for the Money Fund and $88,000 for the Bond Fund.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2003, which would cause the Money Fund's ratio of total expenses to average net assets (expense ratio) to exceed 0.55%. Subject to shareholder approval, the Money Fund may then reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's expense ratio to exceed 0.55%. Pursuant to this agreement, $74,000 of management fees were not accrued by the Money Fund for the year ended February 28, 2003. At February 28, 2003, unaccrued management fees aggregate $155,000, remainssubject to reimbursement by the Money Fund through 2005.

In addition, each fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of each fund. T. Rowe Price Services, Inc. provides shareholder and administrative services to each fund in its capacity as the funds' transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled approximately $112,000 for the Money Fund and $155,000 for the Bond Fund, for the year ended February 28, 2003, of which $9,000 and $13,000, respectively, were payable at period-end.



T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price California Tax-Free Income Trust and Shareholders of California Tax-Free Bond Fund and California Tax-Free Money Fund In our opinion, the accompanying statement of net assets for the California Tax-Free Bond Fund and the statement of assets and liabilities, including the portfolio of investments for the California Tax-Free Money Fund, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of California Tax-Free Bond Fund and California Tax-Free Money Fund (comprising T. Rowe Price California Tax-Free Income Trust, hereafter referred to as the "Funds") at February 28, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of their fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
March 19, 2003



T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 2/28/03
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Money Funds's distributions to shareholders included $861,000, which qualified as exempt-interest dividends.

The Bond Fund's distributions to shareholders included:

o    $142,000 from short-term capital gains,

o $527,000 from long-term capital gains, subject to the 20% rate gains category,

o    $11,953,000 which qualified as exempt-interest dividends



T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------

About the Funds' Trustees and Officers
--------------------------------------------------------------------------------

Your funds are governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the funds' officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Trustees

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1986                            estate developers; Director, Mercantile Bank
                                (as of 4/03)

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
2001

David K. Fagin                  Director, Golden Star Resources Ltd., Canyon
(4/9/38)                        Resources Corp. (5/00 to present), and Pacific
2001                            Rim Mining Corp. (2/02 to present); Chairman and
                                President, Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
1986                            engineers


Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
1992                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
2001                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent trustee oversees 105 T. Rowe Price portfolios and serves until the election of a successor.


Inside Trustees


Officers


Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------------------------------------------------------------------
William T. Reynolds             Director and Vice President, T. Rowe Price and
(5/26/48)                       T. Rowe Price Group, Inc.; Director, T. Rowe
1991                            Price Global Asset Management Limited
[37]

James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1986                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, California Tax-Free Income Trust

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44) 1997                  President, T. Rowe Price; Vice Chairman of the
[105]                           Board, Chief Investment Officer, Director, and
                                Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited and T. Rowe Price Global Investment
                                Services Limited; Chairman of the Board and
                                Director,T. Rowe Price International, Inc.;
                                Director and Vice President, T. Rowe Price
                                Trust Company
--------------------------------------------------------------------------------
*Each inside trustee serves until the election of a successor.



Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Linda A. Brisson (7/8/59)               Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
California Tax-Free Income Trust

Steven G. Brooks, CFA (8/5/54)          Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
California Tax-Free Income Trust

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, California                   Price Group, Inc., and T. Rowe Price
Tax-Free Income Trust                   Investment Services, Inc.

Maria H. Condez (4/3/62)                Employee, T. Rowe Price
Assistant Vice President,
California Tax-Free Income Trust

G. Richard Dent (11/14/60)              Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
California Tax-Free Income Trust

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President,                         Price Group, Inc., T. Rowe Price
California Tax-Free Income Trust        Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price International,
                                        Inc., and T. Rowe Price Retirement Plan
                                        Services, Inc.

T. Dylan Jones (2/7/71)                 Employee, T. Rowe Price
Assistant Vice President,
California Tax-Free Income Trust

Alan D. Levenson (7/17/58)              Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
California Tax-Free Income Trust

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, California                   and T. Rowe Price Investment Services,
Tax-Free Income Trust                   Inc.

Joseph K. Lynagh, CFA (6/9/58)          Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
California Tax-Free Income Trust

Konstantine B. Mallas (5/26/63)         Vice President, T. Rowe Price and
Vice President, California              T. Rowe Price Group, Inc.
Tax-Free Income Trust

James M. McDonald (9/29/49)             Vice President, T. Rowe Price, T. Rowe
Vice President,                         Price Group, Inc., and T. Rowe Price
California Tax-Free Income Trust        Trust Company

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, California                  Price Group, Inc., and T. Rowe Price
Tax-Free Income Trust                   Trust Company

Mary J. Miller (7/19/55)                Vice President, T. Rowe Price and
President, California                   T. Rowe Price Group, Inc.
Tax-Free Income Trust

Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
Vice President, California              Price Group, Inc., and T. Rowe Price
Tax-Free Income Trust                   Trust Company; Vice President, Director,
                                        and Chief Investment Officer, T. Rowe
                                        Price Savings Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.




T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to

International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services


T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

INVESTMENT VEHICLES
Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans


* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


Logo: T. Rowe Price Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

30064                                                           C05-050  2/28/03